UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant To Section 13 Or 15(d) Of
                   The Securities Exchange Act Of 1934


     Date of Report (Date of earliest event reported):  January 25, 2005
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                      CASCADE FINANCIAL CORPORATION
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          (Exact name of registrant as specified in its charter)

           Washington                  000-25286           91-1661954
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    (State of other jurisdiction      (Commission        (IRS Employer
         of incorporation)            File Number)      Identification No.)

                    2828 Colby Avenue, Everett, WA 98201
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         (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (425) 339-5500
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Section Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12).

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b)).

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).


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ITEM 2.02 Results of Operations and Financial Condition
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     On January 25, 2005, Cascade Financial Corporation released earnings information for the fourth quarter and year ended December 31, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Report.

     The information in this Form 8-K and the attached Exhibit shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01  Financial Statements and Exhibits
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(c)  Exhibit

     99.1   Press Release dated January 25, 2005.




                                  SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 25, 2005


                                                 CASCADE FINANCIAL CORPORATION

                                                 By:  /s/ Carol K. Nelson
                                                      ------------------------
                                                      Carol K. Nelson
                                                      President and CEO



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